UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2019

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FIBROCELL SCIENCE, INC.

(Exact Name of Registrant as Specified in its Charter)

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DELAWARE	001-31564	87-0458888
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

405 EAGLEVIEW BLVD., EXTON, PA 19341

(Address of principal executive offices and zip code)

(484) 713-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed from last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	FCSC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the consummation on December 13, 2019 (the “Closing Date”) of the transactions contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 12, 2019, among Fibrocell Science, Inc. (the “Company”), Castle Creek Pharmaceutical Holdings, Inc. (“Castle Creek”) and Castle Creek Merger Corp., a wholly owned subsidiary of Castle Creek (“Merger Sub”).  Pursuant to the Merger Agreement, at approximately 8:00 a.m., Eastern time on December 13, 2019 (the “Effective Time”), Merger Sub merged with and into the Company, with the Company continuing as the surviving corporation and a wholly owned subsidiary of Castle Creek (the “Merger”).  The following events took place in connection with the consummation of the Merger:

Item 2.01.  Completion of Acquisition or Disposition of Assets.

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Upon consummation of the Merger, at the Effective Time, each share of common stock of the Company issued and outstanding immediately prior to the Effective Time (other than shares held directly by Castle Creek or Merger Sub and shares owned by Company stockholders who have exercised their appraisal rights under Delaware law) was automatically converted into the right to receive $3.00 in cash, without interest (the “Merger Consideration”). Each stock option issued under the Company’s equity incentive plans outstanding immediately prior to the Effective Time, whether vested or unvested, was accelerated and converted into the right to receive in cash an amount equal to the Merger Consideration minus the exercise price of such stock option. Following the Effective Time, each outstanding Company warrant is generally entitled to receive (i) upon any subsequent exercise, an amount equal to the Merger Consideration less the exercise price for such warrant, or (ii) if eligible pursuant to the terms of the warrant, upon notification by the holder of such warrant to the Company within 30 days of the Effective Time, an amount equal to the Black-Scholes value of the warrant.

In addition, pursuant to the Consent and Termination Agreement (the “Termination Agreement”) with MSD Credit Opportunity Master Fund L.P., Merger Sub and Castle Creek, and a separate Consent and Termination Agreement with Merger Sub, Castle Creek and the following affiliates of Randal J. Kirk: Third Security, LLC, NRM VII Holdings I, LLC, Kapital Joe, LLC, Mascara Kaboom, LLC and Intrexon Corporation, that certain Securities Purchase Agreement, dated March 7, 2017, by and among the Company and the purchasers named on the signature pages therein, was terminated immediately prior to the consummation of the Merger. As consideration for entry into the Termination Agreement, each holder of shares of the Company’s Series A Convertible Preferred Stock (the “Preferred Stock”) (a) converted such shares of Preferred Stock into the right to receive an amount in cash, without interest, equal to (i) the number of shares of common stock underlying each share of Preferred Stock multiplied by (ii) the Merger Consideration, and (b) received a promissory note in the name of the Company in an amount equal to (and in addition to) the consideration such party is entitled to pursuant to the conversion described above.

The foregoing description of the Merger Agreement and the transactions contemplated by the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Merger Agreement, which was previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 13, 2019 and is incorporated by reference herein as Exhibit 2.1 to this Current Report on Form 8-K.

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

On the Closing Date, in connection with the consummation of the Merger, the Company notified the Nasdaq Stock Market LLC (“NASDAQ”) that each share of the Company’s common stock issued and outstanding immediately prior to the Effective Time was cancelled and converted into the right to receive the Merger Consideration, and requested NASDAQ file a notification of removal from listing on Form 25 with the SEC with respect to the Company’s common stock in order to effect the delisting of the Company’s common stock from the NYSE.  Such delisting will result in the termination of the registration of the Company’s common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Company intends to file a certificate on Form 15 requesting the deregistration of the Company’s common stock under Section 12(g) of the Exchange Act.

Item 3.03.  Material Modification to Rights of Security Holders.

The information provided in the Introductory Note and Items 2.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

At the Effective Time, holders of the Company’s common stock, stock options, warrants and Preferred Stock immediately before the Effective Time ceased to have any rights as stockholders in the Company (other than their right, if such right exists, to receive the consideration pursuant to the Merger Agreement).

Item 5.01.  Changes in Control of Registrant.

The information provided in the Introductory Note and Items 2.01, 3.01, 3.03, and 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

At the Effective Time, as contemplated by the Merger Agreement, Merger Sub merged with and into the Company, with the Company continuing as the surviving corporation and a wholly owned subsidiary of Castle Creek.  The aggregate Merger Consideration payable by Castle Creek is approximately $29.7 million, which consideration Castle Creek funded with the proceeds from the equity commitments it received from third parties and cash on hand.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

At the Effective Time, all of the Company’s directors voluntarily resigned from the Company’s Board of Directors and the directors of Merger Sub immediately prior to the Effective Time became the directors of the Company.  These resignations were in connection with the Merger and were not due to disagreement or dispute with the Company on any matter. At the Effective Time, the Company’s officers were designated by Parent and the Company’s Board to continue to be officers of the Company.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

On the Closing Date, the Company’s certificate of incorporation and bylaws were amended and restated in their entirety.  The amended and restated certificate of incorporation and bylaws of the Company are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of September 12, 2019, among Fibrocell Science, Inc., Castle Creek Pharmaceutical Holdings, Inc., and Castle Creek Merger Corp.(incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed on September 13, 2019).
3.1	Amended and Restated Certificate of Incorporation of the Company.
3.2	Amended and Restated Bylaws of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fibrocell Science, Inc.

December 13, 2019	By:	/s/ John M. Maslowski
John M. Maslowski
President and Chief Executive Officer